FIRST AMENDMENT TO THE COLLABORATION AND OPTION AGREEMENT

THIS FIRST AMENDMENT TO THE COLLABORATION AND OPTION AGREEMENT (this

“First Amendment”) is made as of July 27, 2026 (“First Amendment Effective Date”), by and between Verastem, Inc., a corporation organized and existing under the laws of Delaware with offices at 117 Kendrick St., Suite 500, Needham, MA 02494 (“Verastem”) and GenFleet Therapeutics (Shanghai), Inc., a corporation organized and existing under the laws of China with offices at 1206 Zhangjiang Road, Suite A, Shanghai, China (“GenFleet”); each of Verastem and GenFleet individually, a “Party”, and collectively, the “Parties”. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement (as defined below).

WHEREAS, Verastem and GenFleet entered into that certain Collaboration and Option Agreement, dated as of August 24, 2023 (the “Collaboration Agreement”);

WHEREAS, Verastem has selected [***] (the “Second Additional Program”) as the third Collaboration Program under the Collaboration Agreement;

WHEREAS, Verastem desires to exercise its Option to obtain exclusive rights to the Second Additional Program, and the Parties have agreed to consummate such Option exercise on the amended terms and conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:

1.	Option Exercise.

Notwithstanding anything to the contrary in the Collaboration Agreement, Verastem hereby exercises its Option with respect to the Second Additional Program pursuant to Section 2.2.3 (Option Exercise) of the Collaboration Agreement, subject to the amended terms and conditions set forth in this First Amendment. The Parties acknowledge and agree that this First Amendment shall constitute the Option Exercise Notice for the Second Additional Program, and the Option Effective Date shall be the First Amendment Effective Date.

2.	Amendments.
(a)	Definitions.

(i)	Section 1.152 (Territory Development Plan) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“1.152. “Territory Development Plan” means, as applicable, (a) with respect to a Licensed Program (excluding the Second Additional Program), a mutually agreed upon written development plan for a Licensed Program detailing, at a high level, Verastem’s Development activities for each Licensed Compound and Licensed Product in the Territory, or (b) with respect to the Second Additional Program, the written development plan developed by Verastem for the Second Additional Program detailing, at a high level, Verastem’s Development activities for the Licensed Compound and Licensed Product for the Second Additional Program in the Territory, in each case ((a) and (b)), as amended from time to time.”

(b)	Licenses and Option.
(i)	Section 2.2.2 (Option Data Package) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2.  Option Data Package.

(a)Delivery of Option Data Package. With respect to a Collaboration Program (excluding the Second Additional Program), GenFleet will provide Verastem with an Option Data Package for each Collaboration Program by the earlier of [***] days following (i) the data read-out for the first Phase 1 Clinical Trial, inclusive of at most [***] patients with at least[***], or (ii) the [***] anniversary of the Effective Date; provided that, if GenFleet has not delivered the Option Data Package for the first Phase 1 Clinical Trial for the first Collaboration Product under such Collaboration Program by the date set forth in the foregoing (ii), then Verastem will have the right to extend such outside date by additional [***] increments upon written notice to GenFleet, subject to the payment of an additional R&D FTE Fee during any such extension period for any Additional Program pursuant to Section 9.2 (Development Costs).
(b)Incomplete Option Data Packages and Right to Ask Questions. With respect to a Collaboration Program (excluding the Second Additional Program), following Verastem’s receipt of an Option Data Package, Verastem will have [***] days to notify GenFleet if such Option Data Package is missing any information that Verastem reasonably requires in order to evaluate whether to exercise its Option for the applicable Collaboration Program, which notice will describe the information that Verastem believes is missing from such Option Data Package. If and to the extent in GenFleet’s Control, GenFleet will provide Verastem with the missing information identified in such notice no later than [***] Business Days after the date of Verastem’s request thereof (or such longer period as the Parties may mutually agree) and in such case, the Option Exercise Period will be extended to the extent necessary such that there are [***]  Business Days from the date of receipt of such information remaining prior to the expiration of the Option Exercise Period. In addition, until expiry of the applicable Option Exercise Period, Verastem will have the right to submit reasonable inquiries to GenFleet relating to the Option Data Package, and GenFleet will respond to all such inquiries in a timely manner.

(c)Second Additional Program Option Data Package and Second Additional Program China Notice. With respect to the Second Additional Program:

(i)Verastem shall be responsible for preparing and delivering the Phase 1a clinical data package to GenFleet [***]. Such data package shall meet the requirements of an “Option Data Package” as set forth in Section 1.103 (Option Data Package), mutatis mutandis.

(ii)The provisions of Section 2.2.2(b) (Incomplete Option Data Packages and Right to Ask Questions) shall apply in their entirety to the Second Additional Program mutatis mutandis, including GenFleet’s review of Verastem’s Phase 1a clinical data package and the timelines related to the Second Additional Program China Notice Period under Section 2.2.2(b) (Incomplete Option Data Packages and Right to Ask Questions), such that GenFleet shall have all the rights of the receiving Party, and Verastem shall have all the obligations of the providing Party.

(iii)GenFleet will have the right, within [***] days of Verastem’s delivery of the Phase 1a clinical data package to GenFleet, and such [***] period may be extended pursuant to Section 2.2.2(c)(ii) (the “Second Additional Program China Notice Period”), to elect to develop the Second Additional Program in the Retained Territory by providing written notice to Verastem (such notice, the “Second Additional Program China Notice”; the date of such notice, the “Second Additional Program China Notice Date”).
(iv)With respect to the Second Additional Program, if GenFleet provides a Second Additional Program China Notice, then upon Verastem’s receipt of such notice, (A) the rights and responsibilities of Verastem under Article 4 (Governance), Article 8 (Commercialization) of this Agreement with respect to a Licensed Program in the Territory will be applicable to GenFleet with respect to the Second Additional Program in the Retained Territory, mutatis mutandis, (B) promptly following the Second Additional Program China Notice Date, Verastem shall perform a technology transfer to GenFleet consistent with the scope and obligations set forth in Article 3 (Technology Transfer), mutatis mutandis, to enable GenFleet to Develop, Manufacture, Commercialize, and otherwise Exploit the Licensed Compounds and the Licensed Products in the Field in the Retained Territory, and (C) Verastem will Manufacture and supply Licensed Compounds and Licensed Products for GenFleet’s requirements in the Retained Territory consistent with the scope and obligations set forth in Article 7 (Manufacturing and Supply), mutatis mutandis, to enable GenFleet to Develop, Commercialize, and otherwise Exploit the Licensed Compounds and the Licensed Products in the Field in the Retained Territory. For the avoidance of doubt, in the event GenFleet provides a Second Additional Program China Notice, Verastem retains the right to conduct any non-clinical Development, and clinical or non-clinical Manufacturing, of the Licensed Compounds and the Licensed Products in the Retained Territory solely for the purpose of Exploiting Licensed Compounds and Licensed Products in the Territory.
(v)If GenFleet does not provide a Second Additional Program China Notice during the Second Additional Program China Notice Period, then

(A) GenFleet will not have the right to develop the Second Additional Program in the Retained Territory, and (B) the definition of Territory with respect to the Second Additional Program shall be deemed expanded to include the Retained Territory, such that Verastem’s rights and obligation under this Agreement shall apply to the Retained Territory on the same basis as the original Territory.”

(ii)Section 2.2.4(b) (Effects of Option Exercise – License Grant to Verastem) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(b) License Grant to Verastem. Subject to the terms and conditions of this Agreement, GenFleet (on behalf of itself and its Affiliates) hereby grants to Verastem and its Affiliates, from and after the Option Effective Date, (i) an exclusive (even as to GenFleet and its Affiliates, except as required for completion of activities pursuant to Article 3 (Technology Transfer)), royalty-bearing license, with the right to sublicense through multiple tiers (in accordance with Section 2.4 (Sublicensing)), under the GenFleet Technology to Develop, Manufacture, Commercialize, and otherwise Exploit the Licensed Compounds and Licensed Products in the Field in the Territory, and (ii) a non-exclusive license, with the right to sublicense through multiple tiers (in accordance with Section 2.4 (Sublicensing)), under the GenFleet Technology to Manufacture and non-clinically Develop the Licensed Compounds and Licensed Products in the Field in the Retained Territory solely for the purpose of Exploiting Licensed Compounds and Licensed Products in the Territory.”

(iii)Section 2.2.4(c) (Effects of Option Exercise – License Grant to GenFleet) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(c) License Grant to GenFleet. Subject to the terms and conditions of this Agreement, on a Licensed Program-by-Licensed Program basis, Verastem (on behalf of itself and its Affiliates) hereby grants to GenFleet and its Affiliates, from and after the Option Effective Date, an exclusive (including as to Verastem and its Affiliates, subject solely to Verastem’s non-exclusive license under Section 2.2.4(b)(ii)), royalty-free license, with the right to sublicense through multiple tiers (in accordance with Section 2.4 (Sublicensing)), under the Verastem Product Technology under such Licensed Program to Develop, Manufacture, Commercialize, and otherwise Exploit the Licensed Compounds and Licensed Products in the Field in the Retained Territory.”

(c)	Development.
(i)Section 5.4.1 (Initial Development Plans) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“5.4.1. Initial Development Plans. The Parties will discuss, through the JSC, the Territory Development Plans and Retained Territory Development Plans, and any material amendments thereto, for the purposes of aligning Development activities across the Territory and Retained Territory for the Licensed Programs (excluding the Second Additional Program). Within [***] days following the Option Effective Date for a Licensed Program (or, with respect to the Second Additional Program, [***] days following the Second Additional Program China Notice Date),

(a)	Verastem will provide a Territory Development Plan to GenFleet, and (b) GenFleet will provide a Retained Territory Development Plan to Verastem. For the avoidance of doubt, each Party will be solely responsible for the costs and expenses incurred in connection with the activities under its respective development plan for its respective territory.”

(ii)The first paragraph of Section 5.4.3(b) (Verastem Development Diligence Obligations – Diligence Milestones) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Diligence Milestones. In addition to the requirements set forth in Section 5.4.3(a) (Generally), Verastem will use Commercially Reasonable Efforts to achieve the following diligence milestone events for each Licensed Program (excluding the Second Additional Program) by the corresponding milestone deadline (each a “Diligence Milestone”).”

(iii)Section 5.4.4 (Development Reports) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“5.4.4.Development Reports.

(a)Following the applicable Option Effective Date for a Licensed Program (or, with respect to the Second Additional Program, following the Second Additional Program China Notice Date), on a Licensed Program-by-Licensed Program basis, on each anniversary of the applicable Option Effective Date during the Term, (i) Verastem will deliver to GenFleet an annual report summarizing, at a high level, the Development activities for the Licensed Compounds and Licensed Products for such Licensed Program that were performed during the applicable reporting period (“Annual Development Report”) with respect to the Territory and (ii) GenFleet will deliver to Verastem an Annual Development Report with respect to the Retained Territory. Such Annual Development Reports and any additional information provided by the disclosing Party to the receiving Party regarding Development activities for the Licensed Compounds or Licensed Products in the disclosing Party’s respective territory will be the Confidential Information of the disclosing Party and subject to the terms of Article 13 (Confidentiality).

(b)With respect to the Second Additional Program, before the Second Additional Program China Notice Date, Verastem will deliver to the JSC on a quarterly basis a report describing in reasonable detail the Development activities for the Licensed Compounds and Licensed Products for such Licensed Program performed during such quarter. Such reports will be the Confidential Information of Verastem and subject to the terms of Article 13 (Confidentiality).

(c)Following the Second Additional Program China Notice Date, on each anniversary of the Second Additional Program China Notice Date during the Term, GenFleet will deliver to Verastem an annual report summarizing, at a high level, the Development activities for the Licensed Compounds and Licensed Products for the Second Additional Program that were performed during the applicable reporting period (“Second Additional Program Annual Development Report”) with respect to the Retained Territory. Such Second Additional Program Annual Development Reports and any additional information provided by the GenFleet to Verastem regarding Development activities for the Licensed Compounds or Licensed Products for the Second Additional Program in the Retained Territory will be the Confidential

Information of GenFleet and subject to the terms of Article 13 (Confidentiality).”

(iv)A new Section 5.6 (Development Following the Second Additional Program China Notice Date) is hereby added to the Collaboration Agreement as follows:

“5.6.1.Initial Development Plan. Within [***]days following the Second Additional Program China Notice Date, GenFleet will provide a Retained Territory Development Plan to Verastem. GenFleet will be solely responsible for the costs and expenses incurred in connection with the activities under the Retained Territory Development Plan.

5.6.2.Amendments to Development Plan. GenFleet may amend the Retained Territory Development Plan for the Second Additional Program at any time by providing written notice to Verastem, through the JSC; provided that the Parties shall discuss, through the JSC, any material amendment to the Retained Territory Development Plan prior to GenFleet implementing such material amendment.

5.6.3.	GenFleet Development Diligence Obligations.
(a)Generally. Following the Second Additional Program China Notice Date, GenFleet will use Commercially Reasonable Efforts to Develop Licensed Compounds and Licensed Products for the Second Additional Program (“Second Additional Program Products”) in the Retained Territory. Notwithstanding any provision to the contrary set forth in this Agreement, if GenFleet breaches its diligence obligations under this Section 5.6.3(a) (Generally), then (i) GenFleet will not have the right to develop, commercialize, or otherwise exploit the Second Additional Program in the Retained Territory, and (B) the definition of Territory with respect to the Second Additional Program shall be deemed expanded to include the Retained Territory, such that Verastem’s rights and obligations under this Agreement shall apply to the Retained Territory on the same basis as the original Territory. The foregoing remedy will be Verastem’s sole and exclusive remedy with respect to such breach, and for clarity, Section 14.5 (Verastem’s Alternative Remedy in Lieu of Termination) shall not apply to, and may not be invoked by Verastem as an alternative remedy for, any breach or alleged breach by GenFleet under this Section 5.6.3(a).

(b)Diligence Milestones. In addition to the requirements set forth in Section 5.6.3(a) (Generally), GenFleet will use Commercially Reasonable Efforts to achieve the following diligence milestone events for the Second Additional Program by the corresponding milestone deadline (each a “Second Additional Program Diligence Milestone”).

Table 5.6.3(b)– Second Additional Program Diligence Milestones
Second Additional Program Diligence Milestone Event	Milestone Deadline
[***]	[***]
[***]	[***]
[***]	[***]

Notwithstanding the foregoing, if GenFleet reasonably believes that it will not achieve a Second Additional Program Diligence Milestone by the applicable deadline set forth in Table 5.6.3(b) (Second Additional Program Diligence Milestones), in spite of its exercise of Commercially Reasonable Efforts to do so, then GenFleet shall promptly notify Verastem (but in any event at least [***] days prior to the applicable Second Additional Program Diligence Milestone deadline) and GenFleet will provide a reasonable amended milestone deadline to Verastem based on the progress of the Second Additional Program.

GenFleet may extend each such milestone deadline for the Second Additional Program up to two times, and any extensions beyond such initial two extensions will require the mutual agreement of the Parties. For clarity, the Parties acknowledge and agree that, provided GenFleet has continued to use Commercially Reasonable Efforts to achieve the Second Additional Program Diligence Milestones, Verastem will not have the right to terminate this Agreement pursuant to Section 14.3 (Termination for Material Breach) for a failure by GenFleet to meet one or more such Second Additional Program Diligence Milestones.”

(d)	Regulatory.
(i)	Section 6.1 (Regulatory Responsibility) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“6.1. Regulatory Responsibility. During the Discovery Period, GenFleet will be responsible for the filing of any Regulatory Materials with Regulatory Authorities in the Territory; provided that, prior to filing such Regulatory Materials, GenFleet will provide a copy of such Regulatory Materials to Verastem for review and discussion, through the JSC. Following the applicable Option Effective Date, (a) Verastem will have the sole and exclusive right to (and will solely and exclusively control, at its discretion, and have final decision-making authority with respect to), itself or with or through Affiliates or Third Parties, (i) prepare and submit to applicable Regulatory Authorities in the

Territory all Regulatory Materials for the Licensed Compounds and Licensed Products and (ii) obtain and maintain all Regulatory Approvals for the Licensed Products in the Territory, in each case ((i) and (ii)), at its sole cost and expense, and (b) GenFleet will be responsible for the preparation and submission of any regulatory filings (including HGRAC filings and HGRAC Approvals) for the Licensed Compounds and Licensed Products in the Retained Territory at its sole cost and expense; provided that, with respect to the Second Additional Program and only until the Second Additional Program China Notice Date, prior to filing any Regulatory Materials, Verastem will provide a copy of such Regulatory Materials to GenFleet.”

(ii)Section 6.3.1 (Ownership and Transfer of Regulatory Materials – Existing Regulatory Materials) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“6.3.1.  Existing Regulatory Materials.

(a)Generally. On a Licensed Program-by-Licensed Program basis, GenFleet will assign and transfer (and hereby does assign and transfer), or cause to be assigned and transferred to the extent not Controlled by GenFleet, to Verastem (or its designee) within [***] days after the applicable Option Effective Date any and all Regulatory Materials and Regulatory Approvals (if any) for the Licensed Compounds or Licensed Products for such Licensed Program in the Territory Controlled by or on behalf of GenFleet or its Affiliates (“GenFleet’s Existing Regulatory Materials”), including by providing true, accurate, and complete copies thereof to Verastem. GenFleet will obtain all approvals (including HGRAC Approvals), consents, permits, and licenses and complete all necessary security assessments or data protection impact assessments to allow Verastem’s access to such Existing Regulatory Materials. From and after the assignment and transfer of the Existing Regulatory Materials, Verastem will have the sole right, itself or with or through its Affiliates or designated Third Parties, in its sole discretion, to file, maintain, and hold title to all such Existing Regulatory Materials in the Territory.
(b)Second Additional Program. Without limiting GenFleet’s obligations set forth in Section 6.3.1(a) and with respect to the Second Additional Program, Verastem will assign and transfer (and hereby does assign and transfer), or cause to be assigned and transferred to the extent not Controlled by Verastem, to GenFleet (or its designee) within [***] days after the Second Additional Program China Notice Date any and all Regulatory Materials and Regulatory Approvals (if any) for the Licensed Compounds or Licensed Products for such Licensed Program in the Retained Territory Controlled by or on behalf of Verastem or its Affiliates (“Verastem’s Existing Regulatory Materials”), including by providing true, accurate, and complete copies thereof to GenFleet. Verastem will obtain all approvals, consents, permits, and licenses and complete all necessary security assessments or data protection impact assessments to allow GenFleet’s access to such Existing Regulatory Materials. From and after the assignment and transfer of the Existing Regulatory Materials, GenFleet will have the sole right, itself or with or through its Affiliates or designated Third Parties, in its sole discretion, to file, maintain, and hold title to all such Existing Regulatory Materials in the Retained Territory.”

(iii)Section 6.4 (Regulatory Assistance) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“6.4. Regulatory Assistance.

6.4.1.Generally. GenFleet will support Verastem as may be reasonably requested by Verastem from time to time in connection with Verastem’s preparation, submission to Regulatory Authorities, and maintenance of Regulatory Materials or Regulatory Approvals for the Licensed Compounds and Licensed Products in the Territory, including, upon Verastem’s reasonable request: (a) attending meetings with Regulatory Authorities in the Territory regarding any Licensed Compound or Licensed Product; (b) providing Verastem with access to Regulatory Materials in GenFleet’s Control that are reasonably necessary or useful for obtaining Regulatory Approval of the Licensed Compound or Licensed Product in the Territory; and (c) assisting Verastem in connection with CMC data and the preparation and filing of Regulatory Materials related to the Manufacture of the Licensed Compounds or Licensed Products.

6.4.2.Second Additional Program. Without limiting GenFleet’s obligations set forth in Section 6.4(a) and with respect to the Second Additional Program, Verastem will support GenFleet as may be reasonably requested by GenFleet from time to time in connection with GenFleet’s preparation, submission to Regulatory Authorities, and maintenance of Regulatory Materials or Regulatory Approvals for the Licensed Compounds and Licensed Products in the Retained Territory, including, upon GenFleet’s reasonable request: (a) attending meetings with Regulatory Authorities in the Retained Territory regarding any Licensed Compound or Licensed Product; (b) providing GenFleet with access to Regulatory Materials in Verastem’s Control that are reasonably necessary or useful for obtaining Regulatory Approval of the Licensed Compound or Licensed Product in the Retained Territory; and (c) assisting GenFleet in connection with CMC data and the preparation and filing of Regulatory Materials related to the Manufacture of the Licensed Compounds or Licensed Products.”

(e)	Financial Terms.
(i)	The following paragraph is added to the end of Section 9.2 (Development Costs) of the Collaboration Agreement:

“Notwithstanding the foregoing, if Verastem provides written notice to GenFleet of its election to cease development of the Second Additional Program prior to August 23, 2026, Verastem will have no obligation to pay GenFleet the R&D FTE Fee that would have otherwise been due on August 23, 2026.”

(ii)Section 9.3 (Option Exercise Fee) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“9.3.Option Exercise Fee; Second Additional Program Advancement Fee.

9.3.1Option Exercise Fee. Except with respect to the Second Additional Program, on a Licensed Program-by-Licensed Program basis, Verastem will pay to GenFleet $6,000,000 (the “Option Exercise Fee”) within [***] Business Days following Verastem’s delivery of an Option Exercise Notice in accordance with Section 2.2.3 (Option Exercise).
9.3.2Second Additional Program Advancement Fee. Verastem will pay to GenFleet [***] (the “Second Additional Program Advancement Fee”) within [***] Business Days following Verastem’s delivery of written notice to GenFleet that Verastem has elected to advance the Second Additional Program following establishment of Phase 1 safety.”

(iii)The first paragraph of Section 9.4.1(a) (Pre-Option Development Milestone Payments) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Pre-Option Development Milestone Payments. Verastem will pay to GenFleet the applicable amount set forth in Table 9.4.1(a) (Pre-Option Development Milestones) for the milestone event described below (the “Pre-Option Development Milestone Event,” and each respective payment, a “Pre-Option Development Milestone Payment”) for the first Collaboration Product under each Additional Program (excluding the Second Additional Program) for an Additional Target selected pursuant to Section 5.1 (Selection of Additional Targets) to achieve the Pre-Option Development Milestone Event:”

(iv)Section 9.4.1(b) (Achievement of Pre-Option Development Milestones) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Achievement of Pre-Option Development Milestones. Each Pre-Option Development Milestone Payment will be payable a maximum of one time for each Additional Program (excluding the Second Additional Program) for an Additional Target selected pursuant to Section 5.1 (Selection of Additional Targets) (i.e., no more than [***] in Pre-Option Development Milestone Payments). For clarity, no Pre-Option Development Milestone Payment will be due hereunder for any (i) subsequent or repeated achievement of the same Pre-Option Development Milestone Event (as the case may be) by an Additional Program, (ii) Additional Program for a replacement Additional Target selected pursuant to Section 5.2 (Replacement Targets), or (iii) the Second Additional Program.”

(v)Section 9.6.1 (Payment of Sublicense Fee) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“9.6.1. Payment of Sublicense Fee. In the event that Verastem grants a sublicense to a Third Party pursuant to Section 2.4 (Sublicensing) for all Development and Commercialization rights in any of the US, the EU (including the United Kingdom) or Japan, then Verastem will pay to GenFleet the applicable percentage set forth in Table 9.6.1 (Sublicense Fee) of any upfront payment received by Verastem under the applicable sublicense agreement executed during the applicable period set forth in Table 9.6.1 (Sublicense Fee)

(such payment, the “Sublicense Fee”); provided that, such Sublicense Fee will only apply to the Additional Programs (and not the Initial Program):

Table 9.6.1 – Sublicense Fee
Event	First Additional Program Sublicense Fee	Second Additional Program Sublicense Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

”

(f)	Term and Termination.
(i)	The following Section 14.4A is added after Section 14.4 (Termination for Insolvency) of the Collaboration Agreement:

“14.4A. Termination of the First Additional Program. The Parties hereby acknowledge that, as of the First Amendment Effective Date, the first Additional Program has been terminated due to technical failure as a result of the failure to discover suitable chemical matter for the first Additional Target within [***] of the selection of the first Additional Target, in accordance with Section

5.2 (Replacement Targets) of the Agreement, in addition to an extension of such [***] period and mutual agreement by the Parties that there was no suitable chemical matter for the first Additional Target, following which no replacement target was requested by Verastem.”

(ii)The following Section 14.4B is added after Section 14.4A (Termination of the First Additional Program) of the Collaboration Agreement:

“14.4B. Mutual Termination for Technical, Clinical, or Regulatory Failure.

With respect to any active Collaboration Program, the Parties may mutually agree in writing to terminate such Collaboration Program in its entirety if such Collaboration Program experiences a material technical, clinical, or regulatory impasse. For the purposes of this Section, such material impasse shall be limited to: (i) an unresolvable manufacturing or synthesis failure that prevents the production of a Licensed Product under safe and commercially viable standards; (ii) a significant clinical safety issue or severe adverse event profile resulting in a permanent clinical hold by a Regulatory Authority; or (iii) a clear failure to meet primary clinical endpoints or pre-established efficacy benchmarks.”

(iii)The following Section 14.6.1(c) is added to the end of Section 14.6.1(b) (Licensed Rights – Upon Termination) of the Collaboration Agreement:

3.	Miscellaneous

“(c) Second Additional Program. Notwithstanding the foregoing and to the extent GenFleet has provided the Second Additional Program China Notice, with respect to the Second Additional Program, following the expiration of the Term, or any termination of the Second Additional Program (other than by Verastem pursuant to Section 14.3 (Termination for Material Breach) or Section 14.4 (Termination for Insolvency)), the license granted to GenFleet under Section 2.2.4(c) shall continue and survive such expiration or termination solely to the extent such license applies to the Second Additional Program Option Data Package (and any Verastem Product Technology included therein) to Develop, Manufacture, Commercialize, and otherwise Exploit the Licensed Compounds and the Licensed Products in the Field in the Retained Territory.”

(a)The Parties acknowledge and agree that this First Amendment meets the requirements set forth in Section 16.1 (Entire Agreement; Amendment) of the Collaboration Agreement.
(b)Effect of Amendment. Except as specifically set forth in this First Amendment, the Collaboration Agreement and its terms, covenants and conditions remain in full force and effect. The Collaboration Agreement shall, together with this First Amendment, be read and construed as a single agreement.
(c)Governing Provisions. This First Amendment shall be governed and interpreted in accordance with the terms of the Collaboration Agreement, mutatis mutandis.

(d)Counterparts. This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal Electronic Signatures In Global And National Commerce (ESIGN) Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(The remainder of this page is intentionally left blank.)

(Signature Page of this First Amendment)

IN WITNESS WHEREOF, the Parties have duly executed this First Amendment, effective as of the First Amendment Effective Date.

VERASTEM, INC.

By:	/s/ Dan Paterson

Name: Dan Paterson
Title: President and Chief Executive Officer

GENFLEET THERAPEUTICS (SHANGHAI), INC.

By:	/s/ Dr. Qiang Lu

Name: Dr. Qiang Lu
Title: Chairman of the Board